Exhibit 10.19

FIRST AMENDMENT TO LOAN AGREEMENT

Dated as of May 29, 2019

Among

THE ENTITIES LISTED ON SCHEDULE I
collectively, as Borrower

and

MORGAN STANLEY BANK, N.A.,

CITI REAL ESTATE FUNDING INC.,

DEUTSCHE BANK AG, NEW YORK BRANCH,

GOLDMAN SACHS MORTGAGE COMPANY, and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
collectively, as Lender

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of May 29, 2019 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), among MORGAN STANLEY BANK, N.A., a national banking association having an office at 1585 Broadway, New York, New York 10036 (together with its successors and/or assigns, “MS”), CITI REAL ESTATE FUNDING INC., a New York corporation, have an address at 388 Greenwich Street, New York, New York 10013 (together with its successors and/or assigns, “Citi”), DEUTSCHE BANK AG, NEW YORK BRANCH, a branch of Deutsche Bank AG, a German Bank authorized by the New York Department of Financial Services, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (together with its successors and/or assigns, “DBNY”), GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, have an address at 200 West Street, New York, New York 10282 (together with its successors and/or assigns, “GS”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and assigns, “JPM” and together with MS, Citi, GS and DBNY and each of their respective successors and/or assigns, collectively, “Lender”), THE ENTITIES LISTED ON SCHEDULE I-A, each a Delaware limited liability company or limited partnership (together with each of their respective permitted successors and assigns, collectively, “Borrower” and each sometimes referred to herein individually as an “Individual Borrower”) and THE ENTITIES LISTED ON SCHEDULE I-B, each a Delaware limited liability company or limited partnership (together with each of their respective permitted successors and assigns, collectively, “Operating Lessee” and each sometimes referred to herein individually as an “Individual Operating Lessee”).

W I T N E S S E T H:

WHEREAS, Lender has made a loan in the original principal amount of Eight Hundred Seventy Million and No/100 Dollars ($870,000,000.00) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of May 1, 2019 (the “Original Loan Agreement”), by and among Borrower, Operating Lessee and Lender, which Loan is evidenced by the Original Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement and hereinafter referred to as the “Original Loan Documents”); and

WHEREAS, Borrower, Operating Lessee and Lender desire to execute this Amendment in order to amend the Original Loan Agreement (the Original Loan Agreement, as so amended by this Amendment, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Amended Loan Agreement”) and the other Original Loan Documents (the Original Loan Documents, as so amended by this Amendment, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, with the Amended Loan Agreement, the “Amended Loan Documents”) as set forth herein.

NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

A G R E E M E N T:

Section 1.     Definitions.

(a)     Effective as of the date hereof, the definition of “Applicable Interest Rate” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

“Applicable Interest Rate” shall mean (a) with respect to Component A, the Component A Rate, (b) with respect to Component B, the Component B Rate, (c) with respect to Component C, the Component C Rate, (d) with respect to Component D, the Component D Rate, (e) with respect to Component E, the Component E Rate, (f) with respect to Component F, the Component F Rate and (g) with respect to Component G, the Component G Rate.

(b)     Effective as of the date hereof, the definition of “Applicable Spread” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

“Applicable Spread” shall mean (a) with respect to Component A, 1.0121000000%, (b) with respect to Component B, 1.9324078451%, (c) with respect to Component C, 2.1824078451%, (d) with respect to Component D, 2.5824078451%, (e) with respect to Component E, 2.3621000000%, (f) with respect to Component F, 3.1621000000% and (g) with respect to Component G, 3.9121000000%.

(c)     Effective as of the date hereof, the definition of “Component” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

“Component” shall mean individually or collectively, as the context may require, any one of Component A, Component B, Component C, Component D, Component E, Component F and Component G, each as more particularly set forth in Section 2.1.2 hereof.

(d)     Effective as of the date hereof, the first sentence in the definition of “LIBOR” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

“LIBOR” shall mean, with respect to each Interest Period and each Interest Determination Date, the rate per annum, rounded to the nearest 1/1,000 of 1% (i.e., for the avoidance of doubt, if such rate is greater than or equal to 0.0005%, rounded up to the nearest 1/1,000 of 1% and if such rate is less than or equal to 0.00049%, rounded down to the nearest 1/1,000 of 1%) calculated by the Lender as set forth below:

(e)     Effective as of the date hereof, the following definition shall be added to Section 1.1 of the Loan Agreement in alphabetical order:

“Component G Rate” shall mean a rate per annum equal to, as applicable, (a) the LIBOR Interest Rate plus the Applicable Spread with respect to any period when the Loan is a LIBOR Loan, (b) the Substitute Rate for Component G with respect to any period when the Loan is a Substitute Rate Loan and (c) the Base Rate for Component G with respect to any period when the Loan is a Base Rate Loan.

Section 2.     Components of the Loan.     Effective as of the date hereof, Section 2.1.2 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

2.1.2     Components of the Loan. For purposes of the computation of the interest accrued on the Loan from time to time and certain other computations set forth herein, the Loan shall be divided into multiple components designated as “Component A”, “Component B”, “Component C”, “Component D”, “Component E”, “Component F” and “Component G”. The following table sets forth the initial principal amount of each such Component.

Component	Initial Principal Amount
Component A	$328,800,000
Component B	$69,400,000
Component C	$62,400,000
Component D	$69,600,000
Component E	$93,400,000
Component F	$141,800,000
Component G	$104,600,000

Section 3.     Payments.     Effective as of the date hereof, Section 2.3.1 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

2.3.1     Payments(a)     . On the date hereof, Borrower shall pay interest on the outstanding principal balance of each Component from and including the Closing Date through and including May 6, 2019 (the “Initial Interest Period”).  On June 7, 2019 and on each Monthly Payment Date thereafter, up to and including the Maturity Date, Borrower shall make a payment to Lender of interest equal to the Monthly Debt Service Payment Amount.  Unless otherwise elected by Lender, provided no Event of Default then exists, the Monthly Debt Service Payment Amount shall be applied (A) first, to the payment of interest then due and payable on Component A, (B) second, to the payment of interest then due and payable on Component B, (C) third, to the payment of interest then due and payable on Component C, (D) fourth, to the payment of interest then due and payable on Component D, (E) fifth, to the payment of interest then due and payable on Component E, (F) sixth, to the payment of interest then due and payable on Component F and (G) sixth, to the payment of interest then due and payable on Component G.  Borrower shall also pay to Lender all amounts required in respect of Reserve Funds as set forth in Article 6 hereof.

Section 4.     Voluntary Prepayments.     Effective as of the date hereof, Section 2.4.2(d) of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

(d)     Prepayments of principal of the Loan made pursuant to this Section 2.4.2 shall be applied to the Loan (i) first, to Component A until the outstanding principal balance of Component A is reduced to zero, (ii) second, to Component B until the outstanding principal balance of Component B is reduced to zero, (iii) third, to Component C until the outstanding principal balance of Component C is reduced to zero, (iv) fourth, to Component D until the outstanding principal balance of Component D is reduced to zero, (v) fifth, to Component E until the outstanding principal balance of Component E is reduced to zero, (vi) sixth, to Component F until the outstanding principal balance of Component F is reduced to zero and (vii) seventh, to Component G until the outstanding principal balance of Component G is reduced to zero. Notwithstanding the foregoing, the first $217,500,000 of principal of the Loan that is prepaid taking into account any prepayments pursuant to this Section 2.4.2 and Section 2.4.4 shall be applied to the Components on a pro rata basis.

Section 5.     Mandatory Prepayments; Option to Prepay Balance. Effective as of the date hereof, Section 2.4.4(c) of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

(c)     Any prepayment of the principal of the Loan made pursuant to Section 2.4.4 hereof shall be applied (i) first, to Component A until the outstanding principal balance of Component A is reduced to zero, (ii) second, to Component B until the outstanding principal balance of Component B is reduced to zero, (iii) third, to Component C until the outstanding principal balance of Component C is reduced to zero, (iv) fourth, to Component D until the outstanding principal balance of Component D is reduced to zero, (v) fifth, to Component E until the outstanding principal balance of Component E is reduced to zero, (vi) sixth, to Component F until the outstanding principal balance of Component F is reduced to zero and (vii) seventh, to Component G until the outstanding principal balance of Component G is reduced to zero. Notwithstanding the foregoing, the first $217,500,000 of principal of the Loan that is prepaid taking into account any prepayments pursuant to this Section 2.4.4 and Section 2.4.2 shall be applied to the Components on a pro rata basis.

Section 6.     Omnibus Amendment. As of the date hereof, each reference in any of the Original Loan Documents to the defined terms which have been modified pursuant to this Amendment shall be deemed to be a reference to each such defined term as so modified.

Section 7.     Ratification. By their signatures below, each Guarantor hereby agrees and consents to this Amendment and ratifies and confirms as to itself all of the terms and provisions set forth in the Guaranty, the Environmental Indemnity and each of the other Original Loan Documents to which it is a party (as each of the Original Loan Documents are amended or otherwise modified on the date hereof by this Amendment), and each agrees that their respective obligations and liabilities under such agreements shall continue without impairment or limitation by reason of this Amendment. Except as modified and amended by this Amendment, the Original Loan Agreement and the respective obligations of Lender, Borrower and Guarantor thereunder and in respect of the Loan shall remain unmodified and in full force and effect.

Section 8.     References. From and after the date hereof, (i) all references in the Original Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Original Loan Agreement shall mean the Amended Loan Agreement as modified hereby, (ii) all references in the other Original Loan Documents to the “Loan Agreement” shall mean the Amended Loan Agreement as modified hereby, (iii)  all terms in the Original Loan Documents which, by the terms thereof, have the meanings set forth in the “Loan Agreement” shall have the respective meanings set forth in the Amended Loan Agreement as modified hereby, (iv) all references in an Original Loan Document to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Original Loan Document shall mean the corresponding Amended Loan Document and (v) all references in the Original Loan Documents to the “Loan Documents” shall mean the Amended Loan Documents, collectively (and any reference to any particular Loan Document shall mean the corresponding Amended Loan Document).

Section 9.     Full Force and Effect.

(a)     All of the terms, covenants, and conditions contained in the Original Loan Agreement and the Original Loan Documents shall be and remain in full force and effect, except as specifically modified in this Amendment, and are hereby ratified, reaffirmed and republished in their entirety by the parties hereto. It is expressly understood that the execution and delivery of this Amendment does not and shall not (i) give rise to any defense, set-off, right of recoupment, claim or counterclaim with respect to any of Lender’s, Borrower’s or Guarantor’s obligations under the Original Loan Documents or the enforcement thereof, (ii) operate as a waiver of any of Lender’s or Borrower’s rights, powers or privileges under the Original Loan Documents, or (iii) prejudice, limit or affect in any way any present or future rights, remedies, powers or benefits available to Lender or Borrower under the Original Loan Documents or any other documents executed by Borrower or Guarantor for the benefit of Lender in connection with the Loan. In addition, the parties hereto expressly disclaim any intent to effect a novation or an extinguishment or discharge of any of the obligations pursuant to the Original Loan Documents or by any other document executed in connection therewith by reason of this Amendment.

(b)     Notwithstanding any provision in any of the Original Loan Documents to the contrary, the provisions in this Amendment shall apply from and after the date hereof until such time as the Debt is indefeasibly paid in full. This Amendment shall be a “Loan Document” for all purposes under the Amended Loan Agreement.

Section 10.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.     No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section 12.     Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York, without regard to its conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law). If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.

Section 13.     Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Section 14.     Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 15.     Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Original Loan Agreement.

Section 16.     Exculpation. The provisions of Section 10.1 of the Original Loan Agreement are hereby incorporated by reference into this Amendment to the same extent and with the same force as if fully set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the date first above written.

BORROWER:

HIT PORTFOLIO I OWNER, LLC

HIT PORTFOLIO I BHGL OWNER, LLC

HIT PORTFOLIO I PXGL OWNER, LLC

HIT PORTFOLIO I GBGL OWNER, LLC

HIT PORTFOLIO I NFGL OWNER, LLC
HIT PORTFOLIO I MBGL 950 OWNER, LLC, each a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman Name: Jonathan P. Mehlman Title: President and Chief Executive Officer

HIT PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership

By:	HIT Portfolio I NTC Owner GP, LLC, its general partner

By:	/s/ Jonathan P. Mehlman Name: Jonathan P. Mehlman Title: President and Chief Executive Officer

HIT PORTFOLIO I DLGL OWNER, LP, a Delaware limited partnership

By:	HIT Portfolio I NTC Owner GP, LLC, its general partner

By:	/s/ Jonathan P. Mehlman Name: Jonathan P. Mehlman Title: President and Chief Executive Officer

[SIGNATURE(S) CONTINUE ON FOLLOWING PAGE]

OPERATING LESSEE:

HIT PORTFOLIO I TRS, LLC

HIT PORTFOLIO I HIL TRS, LLC

HIT PORTFOLIO I MCK TRS, LLC

HIT PORTFOLIO I MISC TRS, LLC

HIT PORTFOLIO I DEKS TRS, LLC

HIT PORTFOLIO I 8PK MBGL 1000 TRS, LLC

HIT PORTFOLIO I 8PK ATLANTA TRS, LLC

HIT TRS PROVIDENCE, LLC

HIT TRS BALTIMORE, LLC,
each a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman Name: Jonathan P. Mehlman Title: President and Chief Executive Officer

HIT PORTFOLIO I NTC HIL TRS, LP, a Delaware limited partnership

By:	HIT Portfolio I NTC TRS GP, LLC, its general partner

By:	/s/ Jonathan P. Mehlman Name: Jonathan P. Mehlman Title: President and Chief Executive Officer

[SIGNATURE(S) CONTINUE ON FOLLOWING PAGE]

LENDER:

MORGAN STANLEY BANK, N.A.

By:	/s/ Kristin Sansone Name: Kristin Sansone Title: Authorized Signatory

CITI REAL ESTATE FUNDING INC.

By:	/s/ Harry Kramer Name: Harry Kramer Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Peter Castro Name: Peter Castro Title: Director

By:	/s/ David Goodman Name: David Goodman Title: Managing Director

GOLDMAN SACHS MORTGAGE COMPANY

By:	/s/ David A. Brown Name: David A. Brown Title: Authorized Signatory

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Simon B. Burce Name: Simon B. Burce Title: Vice President

The undersigned hereby acknowledges and consents to the amendment of the Original Loan Agreement and the Original Loan Documents pursuant to this Amendment, and agrees that the liability of the undersigned under the Guaranty, the Environmental Indemnity and each of the other Original Loan Documents (as each of the Original Loan Documents are amended or otherwise modified on the date hereof by this Amendment) to which it is a party (collectively, the “Guarantor Documents”) shall not be affected as a result of this Amendment or any other documents executed in connection therewith, and hereby ratifies the Guarantor Documents in all respects and confirms that the Guarantor Documents are and shall remain in full force and effect.

GUARANTOR:

HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: /s/ Jonathan P. Mehlman_____
Name: Jonathan P. Mehlman
Title: President and Chief Executive Officer

HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation

By: /s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: President and Chief Executive Officer

SCHEDULE I-A

BORROWER

1.	HIT Portfolio I BHGL Owner, LLC, a Delaware limited liability company
2.	HIT Portfolio I PXGL Owner, LLC, a Delaware limited liability company
3.	HIT Portfolio I GBGL Owner, LLC, a Delaware limited liability company
4.	HIT Portfolio I NFGL Owner, LLC, a Delaware limited liability company
5.	HIT Portfolio I DLGL Owner, LP, a Delaware limited partnership
6.	HIT Portfolio I Owner, LLC, a Delaware limited liability company
7.	HIT Portfolio I NTC Owner, LP, a Delaware limited partnership
8.	HIT Portfolio I MBGL 950 Owner, LLC, a Delaware limited liability company

SCHEDULE I-B

OPERATING LESSEE

1.	HIT Portfolio I TRS, LLC, a Delaware limited liability company
2.	HIT Portfolio I HIL TRS, LLC, a Delaware limited liability company
3.	HIT Portfolio I MISC TRS, LLC, a Delaware limited liability company
4.	HIT Portfolio I DEKS TRS, LLC, a Delaware limited liability company
5.	HIT Portfolio I NTC HIL TRS, LP, a Delaware limited partnership
6.	HIT Portfolio I 8PK Atlanta TRS, LLC, a Delaware limited liability company
7.	HIT TRS Baltimore, LLC, a Delaware limited liability company
8.	HIT TRS Providence, LLC, a Delaware limited liability company
9.	HIT Portfolio I 8PK SAGL TRS, LP, a Delaware limited partnership
10.	HIT Portfolio I MCK TRS, LLC, a Delaware limited liability company
11.	HIT Portfolio I NTC TRS, LP, a Delaware limited partnership
12.	HIT Portfolio I 8PK MBGL 1000 TRS, LLC, a Delaware limited liability company